Exhibit 10.39

PUT OPTION AGREEMENT

This Put Option Agreement (this “Agreement”), dated as of July  , 2024, is entered into by and among BG Lineage Holdings, LLC, a Delaware limited liability company (“BGLH”), Lineage, Inc., a Maryland corporation (“Lineage REIT”), Lineage OP, LP, a Maryland limited partnership (“Lineage OP”), and Lineage Logistics Holdings, LLC, a Delaware limited liability company (“Lineage Holdings”). The parties to this Agreement are each referred to herein individually as a “Party” and, collectively, as the “Parties.”

RECITALS

A. BGLH is required to pay certain equityholders of BGLH specified amounts in redemption of their equity interests in BGLH or as top-ups to their equity interests in BGLH (such equityholders, the “BGLH Guarantee Holders”), and BGLH may cause such obligations to be borne by Lineage REIT, Lineage OP and Lineage Holdings (collectively, the “BGLH Guarantee Obligations”). The BGLH Guarantee Obligations are disclosed on Schedule I hereto.

B. Lineage OP is required to pay certain equityholders of Lineage OP specified amounts in redemption of their equity interests in Lineage OP or as top-ups to their equity interests in Lineage OP (such equityholders, the “Lineage OP Guarantee Holders”), and Lineage OP may cause such obligations to be borne by Lineage Holdings (collectively, the “Lineage OP Guarantee Obligations”).

C. The Parties have always intended that the BGLH Guarantee Obligations and Lineage OP Guarantee Obligations would ultimately be borne by Lineage Holdings (in the case of the BGLH Guarantee Obligations, by virtue of successive obligations of Lineage REIT, Lineage OP and Lineage Holdings); and the Parties desire to implement such obligations through this Agreement.

D. Certain capitalized terms used in this Agreement have the definitions set forth in Section 1(d) below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, the Parties hereto agree as follows:

Section 1. Put Option.

(a) Right to Sell. Subject to the terms and conditions of this Agreement, during each Put Exercise Window:

(i)	BGLH may distribute all or any portion of the REIT Shares it holds to BGLH’s owners at any time. BGLH’s owners include the BGLH Guarantee Holders.

(ii)

Each of Lineage OP (after receiving notice of any exercise of rights by a Lineage OP Guarantee Holder served upon Lineage OP during the applicable Put Exercise Window) and each BGLH Guarantee Holder, as applicable to the particular Put Exercise Window, shall have the right (the “Primary Put Right”), but not the obligation, to cause Lineage REIT (in the case of a BGLH Guarantee Holder) or Lineage Holdings (in the case of Lineage OP) to:

a.

Purchase all or any portion of the REIT Shares held by such BGLH Guarantee Holder, or all or any portion of the Lineage Holdings Units held by Lineage OP, as applicable, in each case up to the applicable maximum number of such securities that may be sold within each Put Exercise Window as set forth on Exhibit A (the “Primary Put Securities”), for an amount equal to the Share Price applicable to such Primary Put Security (as set forth on Exhibit A) for each Primary Put Security for which the Primary Put Right is being exercised, or

b.

With respect to any Primary Put Securities for which the Primary Put Right is not exercised, (1) issue Top-Up Securities to BGLH (in the case of a BGLH Guarantee Holder) or to Lineage OP (in the case of Lineage OP), as applicable, (2) distribute or pay Top-Up Cash to the BGLH Guarantee Holder or to Lineage OP, as applicable, or (3) any combination of the foregoing options (without duplication) (collectively, the “Top-Up Right”), in each case in an aggregate amount equal to (or valued at, in the case of Top-Up Securities) the Top-Up Price applicable to such Primary Put Security (as set forth on Exhibit A) for each Primary Put Security for which the Top-Up Right is being exercised.

(iii)

In the event a BGLH Guarantee Holder exercises its rights under Section 1(a)(ii), Lineage REIT shall have the right (the “Secondary Put Right”), but not the obligation, to cause Lineage OP to (A) purchase from Lineage REIT the same number of Lineage OP Units held by Lineage REIT that corresponds to the number of Primary Put Securities purchased pursuant to Section 1(a)(ii) (the “Secondary Put Securities”) for the same price per unit as the price that was paid per share pursuant to Section 1(a)(ii) or (B) (1) issue Top-Up Securities to Lineage REIT, (2) distribute or pay Top-Up Cash to Lineage REIT, or (3) any combination thereof (without duplication), in each case in the same amounts and proportions as the Top-Up Securities and Top-Up Cash issued, distributed and/or paid pursuant to Section 1(a)(ii).

(iv)

In the event Lineage REIT exercises its rights under Section 1(a)(iii), Lineage OP shall have the right (the “Tertiary Put Right” and together with the Primary Put Right and Secondary Put Right, collectively, the “Put Rights”), but not the obligation, to cause Lineage Holdings to (A) purchase from Lineage OP the same number of Lineage Holdings Units held by Lineage OP that corresponds to the number of Secondary Put Securities purchased pursuant to Section 1(a)(iii) (the “Tertiary Put Securities”) for the same price per unit as the price that was paid per unit pursuant to Section 1(a)(iii) or (B) (1) issue Top-Up Securities to Lineage OP, (2) distribute or pay Top-Up Cash to Lineage OP, or (3) any combination thereof (without duplication), in each case in the same amounts and proportions as the Top-Up Securities and Top-Up Cash issued, distributed and/or paid pursuant to Section 1(a)(iii).

(b) Exercise of Put Right.

(i)

The applicable Put Rights may be exercised individually by each BGLH Guarantee Holder, Lineage REIT and Lineage OP during its applicable Put Exercise Windows in accordance with Section 1(a) by delivering to Lineage REIT, Lineage OP and/or Lineage Holdings, as applicable, a notice in writing (a “Put Exercise Notice”) indicating such BGLH Guarantee Holder’s, Lineage REIT’s and/or Lineage OP’s intention to exercise the applicable Put Right and specifying the applicable Primary Put Securities, Secondary Put Securities or Tertiary Put Securities for which the Put Rights are being exercised and the amounts and forms of exercise. Notwithstanding the foregoing: (A) if BGLH has incurred any BGLH Guarantee Obligations pursuant to any exercise of rights by a BGLH Guarantee Holder served upon BGLH during the applicable Put Exercise Window, the Parties shall each have an additional 60 days after the applicable Put Exercise Window to deliver a Put Exercise Notice; (B) if Lineage OP has incurred any Lineage OP Guarantee Obligations pursuant to any exercise of rights by a Lineage OP Guarantee Holder served upon Lineage OP during the applicable Put Exercise Window, the Parties shall each have an additional 60 days after the applicable Put Exercise Window to deliver a Put Exercise Notice; and (C) the Secondary Put Right corresponding to a Primary Put Right, and the Tertiary Put Right corresponding to such Secondary Put Right, each shall be deemed to have been exercised with or without any Put Exercise Notice if the applicable Primary Put Right has been exercised.

(ii)

The closing of any sale of Primary Put Securities, Secondary Put Securities or Tertiary Put Securities, issuance of Top-Up Securities or distribution of Top-Up Cash pursuant to this Section 1 shall take place no later than five Business Days following receipt by Lineage REIT, Lineage OP or Lineage Holdings, as applicable, of the applicable Put Exercise Notice, or such other date as may be agreed by the applicable Parties.

(c) Cooperation. Each Party shall take all actions as may be reasonably necessary to consummate the sale, issuance and/or distribution contemplated by this Section 1, such as delivering certificates, instruments or consents as may be deemed reasonably necessary or appropriate.

(d) Definitions. For purposes of this Agreement:

(i)	“Business Day” shall mean any day except a Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized by law to close.

(ii)

“Current FMV” with respect to any Put Security or BGLH unit, means the fair market value of such Put Security or BGLH unit, as applicable, as determined in good faith by BGLH based on the 20-Trading-Day Trailing VWAP for the REIT Shares immediately prior to the applicable date of determination.

(iii)

“Daily VWAP” means, for any Trading Day or portion of a Trading Day, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “LINE <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one REIT Share on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the BGLH or Lineage OP). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

(iv)

“Exchange” means the Nasdaq Global Market or, if REIT Shares are not then listed on the Nasdaq Global Market, on the principal other U.S. national or regional securities exchange on which REIT Shares are then listed or, if REIT Shares are not then listed on a U.S. national or regional securities exchange, on the principal other market on which REIT Shares are then listed or admitted for trading.

(v)	“Lineage Holdings Units” means company common units of Lineage Holdings (and its successors and assigns).

(vi)	“Lineage OP Units” means partnership common units of Lineage OP (and its successors and assigns).

(vii)

“Market Disruption Event” means (i) a failure by the primary Exchange on which REIT Shares are listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any scheduled trading day for REIT Shares for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in REIT Shares or in any options contracts or futures contracts relating to REIT Shares.

(viii)	“Put Exercise Window” means, with respect to any Put Securities, the applicable period of time set forth on Exhibit A as the “Put Exercise Window” for such Put Securities.

(ix)	“Put Securities” means any of the Primary Put Securities, Secondary Put Securities or Tertiary Put Securities, individually, or all or any such securities collectively, as the context may indicate.

(x)	“REIT Shares” means shares of the common stock of Lineage REIT (and its successors and assigns), $0.01 par value per share.

(xi)	“Share Price” means the applicable price per Put Security set forth as the “Share Price” on Exhibit A.

(xii)	“Target Amount” with respect to any Put Security, means the “Target Amount” for such Put Security set forth on Exhibit A.

(xiii)

“Top-Up Cash” means: (i) with respect to Lineage OP, a cash distribution by Lineage Holdings to Lineage OP; (ii) with respect to Lineage REIT, a cash distribution by Lineage OP to Lineage REIT; or (iii) with respect to BGLH or any BGLH Guarantee Holder, a cash payment by Lineage REIT to the applicable BGLH Guarantee Holder.

(xiv)

“Top-Up Price” with respect to any Put Security, means the amount per Put Security that equals (i) the Target Amount for such Put Security less (ii) the Current FMV of such Put Security less (iii) the amount of all distributions theretofore made to the current or any former holder of such Put Security in respect of the Put Security for which the Top-Up Price is being calculated.

(xv)

“Top-Up Securities” means, individually or collectively, as the context may indicate: (i) with respect to Lineage OP, newly issued Lineage Holdings Units; (ii) with respect to Lineage REIT, newly issued Lineage OP Units; or (iii) with respect to BGLH or any BGLH Guarantee Holder, newly issued REIT Shares.

(xvi)	“Trading Day” means a day on which trading in REIT Shares generally occurs on the Exchange, except that if REIT Shares are not so listed or admitted for trading, “Trading Day” means a Business Day.

(xvii)

“20-Trading-Day Trailing VWAP” means the arithmetic average of the Daily VWAPs for each day in the 20 consecutive Trading Day period ending on the Trading Day prior to the applicable valuation date. For purposes of this definition, a “Trading Day” shall not include a day on which a Market Disruption Event occurs or has been deemed to have occurred.

Section 2. Term and Termination.

(a) Term; Termination. This Agreement will be effective from the date hereof and will terminate on the date that is the later of (i) 60 days after the expiration of the latest Put Exercise Window and (ii) the satisfaction by each Party of all of its obligations in respect of any Put Right exercised in accordance with this Agreement. The first date on which this Agreement has been terminated is referred to herein as the “Termination Date.” This Agreement may also be terminated on any date approved by the mutual written consent of all Parties hereto.

(b) Effect of Termination. Upon the Termination Date, all rights and obligations of each of the Parties shall immediately cease and terminate, and no Party shall have any further obligation to the any other Party with respect to this Agreement, except that the termination of this Agreement will not relieve any Party from liability for any breach of this Agreement at or prior to such termination.

Section 3. Tax Consequences; Withholding. Each Party agrees that such Party has not made any warranty or representation regarding the tax consequences of the transactions contemplated by this Agreement. Each of Lineage REIT, Lineage OP and Lineage Holdings shall have the right to withhold any amounts required to be withheld with respect to any payment or distribution hereunder under applicable law. Any amount that is so withheld shall be treated for all purposes of this Agreement as having been paid to the person in respect of whom such withholding was made.

Section 4. Amendments and Waivers. No amendment or waiver of any provision of this Agreement, or consent to any departure by any Party from any such provision, shall be effective unless the same shall be in writing and signed by each Party to this Agreement, and, in any case, such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The waiver by any Party of any breach of this Agreement shall not operate as or be construed to be a waiver by such Party of any subsequent breach.

Section 5. Assignment; Third-Party Beneficiaries. This Agreement and the rights of the Parties hereunder may not be assigned without the prior written consent of each of the Parties hereto. Subject to the foregoing, the provisions of this Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. No person or party other than the Parties hereto and their respective successors or permitted assigns is intended to be a beneficiary of this Agreement.

Section 6. Notices. Any and all notices hereunder shall be deemed duly given when delivered by registered or certified mail (postage prepaid), email, overnight courier or hand delivery to the Parties at the following addresses (or such different addresses as are specified by a Party for itself by notice to the other Party in accordance with this Section 6):

If to BGLH:	BG Lineage Holdings, LLC
801 Montgomery Street, Floor 5
San Francisco, California 94133
Attention: Legal Department
Email: notices@bay-grove.com

If to Lineage REIT:	Lineage, Inc.
46500 Humboldt Drive
Novi, Michigan 48377
Attention: Legal Department
Email: legalnotice@onelineage.com

If to Lineage OP:	Lineage OP, LP
46500 Humboldt Drive
Novi, Michigan 48377
Attention: Legal Department
Email: legalnotice@onelineage.com

If to Lineage Holdings:	Lineage Logistics Holdings, LLC
46500 Humboldt Drive
Novi, Michigan 48377
Attention: Legal Department
Email: legalnotice@onelineage.com

Section 7. Entire Agreement. This Agreement shall constitute the entire agreement among the Parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings among the Parties relating hereto.

Section 8. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

(b) Consent to Jurisdiction. Each of the Parties hereto consents to the exclusive jurisdiction of any state or federal court located within the State of New York and irrevocably agrees that all actions or proceedings relating to this Agreement shall be litigated in such courts. Each of the Parties hereto accepts for itself and in connection with its respective properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any final and nonappealable judgment rendered thereby in connection with this Agreement. Each of the Parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof via overnight courier, to such Party at the address specified in this Agreement, such service to become effective 14 calendar days after such mailing. Nothing herein shall in any way be deemed to limit the ability of any Party hereto to serve any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over or to bring actions, suits or proceedings against the other Party hereto in such other jurisdictions, and in such manner, as may be permitted by any applicable law.

(c) Waiver of Jury Trial. The Parties hereto waive all rights to trial by jury in any action, suit or proceeding brought to enforce or defend any rights or remedies under this Agreement.

Section 9. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, and by different Parties on separate counterparts. Each set of counterparts showing execution by all Parties shall be deemed an original and shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 10. Severability. If any provision or provisions of this Agreement shall be held to be invalid or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

Section 11. Further Assurances. The Parties agree that, notwithstanding anything to the contrary in this Agreement, this Agreement is intended to result in all BGLH Guarantee Obligations and all Lineage OP Guarantee Obligations being economically borne in their entirety by Lineage Holdings after giving effect to all transactions in this Agreement. If any provision of this Agreement results in any BGLH Guarantee Obligations or any Lineage OP Guarantee Obligations ultimately being borne by any other Party or any other person without a full backstop of such obligations by Lineage Holdings, the Parties shall take all such actions as BGLH may request in order to cause all BGLH Guarantee Obligations and all Lineage OP Guarantee Obligations ultimately to be borne by Lineage Holdings.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first referenced above as set forth below.

BG LINEAGE HOLDINGS, LLC

By:
Name:
Title:

LINEAGE, INC.

By:
Name:
Title:

LINEAGE OP, LP

By:
Name:
Title:

LINEAGE LOGISTICS HOLDINGS, LLC

By:
Name:
Title:

Signature Page to Put Option Agreement

EXHIBIT A

PUT EXERCISE WINDOWS AND PRICING1

Put Exercise Window	Party Exercising Put Right	Put Securities	Share Price	Target Amount	Top-Up Securities	Top-Up Cash	Maximum Total Liability

September 1, 2024 to October 16, 2024	1.A. BGLH Guarantee Holders	Up to 250,674.92 REIT Shares (corresponds to up to 250,445.86 BGLH units as of the date of this Agreement)

Greater of:

1.  Price that BGLH determines is implied for a single REIT Share corresponding to the following: $118.07 per BGLH unit less the amount of all distributions made following the date of this Agreement in respect of the corresponding BGLH unit to the current or any former holder of such BGLH unit; and

2.  Price that BGLH determines is implied for a single REIT Share corresponding to the following: Current FMV of a single BGLH unit during the Put Exercise Window prior to its exchange for REIT Shares, less such amount as BGLH determines is required to settle the distribution rights of the Class C units of BGLH corresponding to such single BGLH unit

				$119.39	Available for all Put Securities during this Put Exercise Window	Available for all Put Securities during this Put Exercise Window

Greater of:

1.  Price that BGLH determines is implied for all REIT Shares corresponding to the following: $29,569,014 for 250,445.86 BGLH units held by BGLH Guarantee Holders, such amount for such BGLH units to be measured after settling the distribution rights of the Class C units of BGLH corresponding to such units; and

2.  Price that BGLH determines is implied for all REIT Shares corresponding to the following: Current FMV during the Put Exercise Window of up to 250,445.86 BGLH units, less such amounts as BGLH determines are required to settle the distribution rights of the Class C units of BGLH corresponding to such units

	1.B. Lineage REIT	Up to 250,674.92 Lineage OP Units	Same price as that paid for 1.A. above	$119.39	Available for all Put Securities during this Put Exercise Window	Available for all Put Securities during this Put Exercise Window	Same as that for 1.A. above
	1.C. Lineage OP	Up to 250,674.92 Lineage Holdings Units	Same price as that paid for 1.A. above	$119.39	Available for all Put Securities during this Put Exercise Window	Available for all Put Securities during this Put Exercise Window	Same as that for 1.A. above

[1]	All monetary references in this Exhibit A are denominated in United States Dollars (USD) unless explicitly stated otherwise.

Put Exercise Window	Party Exercising Put Right	Put Securities	Share Price	Target Amount	Top-Up Securities	Top-Up Cash	Maximum Total Liability

November 1, 2024 to December 16, 2024	2.A. BGLH Guarantee Holders	551,199.34 BGLH units, which is currently equivalent to 551,703.48 REIT Shares	N/A – the Primary Put Right is not available for these securities	$113.10	Available for all Put Securities during this Put Exercise Window	Available for all Put Securities during this Put Exercise Window

Price that BGLH determines is implied for all REIT Shares corresponding to the following: $61,610,578 for 551,199.34 BGLH units, less (i) the Current FMV during the Put Exercise Window of 551,199.34 BGLH units, less (ii) the amount of all distributions made following the date of this Agreement in respect of the corresponding BGLH units to the current or any former holders of such BGLH units

	2.B. Lineage REIT	551,199.34 BGLH units, which is currently equivalent to 551,703.48 Lineage OP Units	N/A – the Secondary Put Right is not available for these securities	$113.10	Available for all Put Securities during this Put Exercise Window	Available for all Put Securities during this Put Exercise Window	Same as that for 2.A. above
	2.C. Lineage OP	551,199.34 BGLH units, which is currently equivalent to 551,703.48 Lineage Holdings Units	N/A – the Tertiary Put Right is not available for these securities	$113.10	Available for all Put Securities during this Put Exercise Window	Available for all Put Securities during this Put Exercise Window	Same as that for 2.A. above

Put Exercise Window	Party Exercising Put Right	Put Securities	Share Price	Target Amount	Top-Up Securities	Top-Up Cash	Maximum Total Liability
March 1, 2025 to April 15, 2025	3.A. Lineage OP	319,006.21 Lineage Holdings Units	Greater of: 1. $113.25 less the amount of all distributions made following the date of this Agreement in respect of the corresponding Legacy Class A-4 OP Unit of Lineage OP to the current or any former holder of such Legacy Class A-4 OP Unit of Lineage OP; and 2. Current FMV of REIT Shares	$107.14	Available for all Put Securities during this Put Exercise Window	Available for all Put Securities during this Put Exercise Window	Greater of: 1. $36,127,673; and 2. Current FMV during the Put Exercise Window of the maximum number of Put Securities
June 1, 2025 to June 6, 2025	4.A. BGLH Guarantee Holders	Up to 616,021.70 REIT Shares (corresponds to up to 615,458.79 BGLH units as of the date of this Agreement)	Price that BGLH determines is implied for a single REIT Share corresponding to the following: $129.31 per BGLH unit less the amount of all distributions made following the date of this Agreement in respect of the corresponding BGLH unit to the current or any former holder of such BGLH unit	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities

Price that BGLH determines is implied for all REIT Shares corresponding to the following: $79,587,220 for 615,458.79 BGLH units held by BGLH Guarantee Holders, such amount for such BGLH units to be measured after settling the distribution rights of the Class C units of BGLH corresponding to such units

	4.B. Lineage REIT	Up to 616,021.70 Lineage OP Units	Same price as that paid for 4.A. above	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities	Same as that for 4.A. above
	4.C. Lineage OP	Up to 616,021.70 Lineage Holdings Units	Same price as that paid for 4.A. above	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities	Same as that for 4.A. above

Put Exercise Window	Party Exercising Put Right	Put Securities	Share Price	Target Amount	Top-Up Securities	Top-Up Cash	Maximum Total Liability

September 1, 2025 to September 8, 2025	5.A. BGLH Guarantee Holders	Up to 1,058,328.20 REIT Shares (corresponds to up to 1,057,361.11 BGLH units as of the date of this Agreement)	Amount for which BGLH determines that the BGLH units held by such BGLH Guarantee Holder corresponding to a single REIT Share are redeemable pursuant to the BGLH Guarantee Obligations (set forth on Schedule I hereto), but in no event to exceed the price that BGLH determines is implied for a single REIT Share by the following: USD Equivalent of 165.51 Canadian Dollars per BGLH unit, less (i) prior distributions made of USD $0.55 per BGLH unit, less (ii) the amount of all distributions made following the date of this Agreement in respect of the corresponding BGLH unit to the current or any former holder of such BGLH unit[2]	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities

Amount for which BGLH determines that all BGLH units held by such BGLH Guarantee Holders corresponding to the applicable number of REIT Shares are redeemable pursuant to the BGLH Guarantee Obligations (set forth on Schedule I hereto), but in no event to exceed the price that BGLH determines is implied for all REIT Shares that are Put Securities during this Put Exercise Window by the following: USD Equivalent of 175,000,000 Canadian Dollars for 1,057,361.11 BGLH units held by BGLH Guarantee Holders, such amount for such BGLH units to be measured after settling the distribution rights of the Class C units of BGLH corresponding to such units, less (i) prior distributions made of USD $578,465, less (ii) the amount of all distributions made following the date of this Agreement in respect of the corresponding BGLH units to the current or any former holders of such BGLH units

	5.B. Lineage REIT	Up to 1,058,328.20 Lineage OP Units	Same price as that paid for 5.A. above	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities	Same as that for 5.A. above

[2]	“USD Equivalent” references with respect to Canadian Dollars herein are calculated as follows:

The Canadian-Dollar-to-United-States-Dollar exchange rate will be deemed to equal the average Canadian-Dollar-to-United-States-Dollar closing spot exchange rate for the 30 Business Days immediately preceding the applicable date for which or as of which the calculation is made (as determined by BGLH), as reported by WM/Reuters (or, if such rate is not available, such other similar exchange rate report as BGLH selects in its sole discretion).

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized by law to close.

Put Exercise Window	Party Exercising Put Right	Put Securities	Share Price	Target Amount	Top-Up Securities	Top-Up Cash	Maximum Total Liability

	5.C. Lineage OP	Up to 1,058,328.20 Lineage Holdings Units	Same price as that paid for 5.A. above	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities	Same as that for 5.A. above

October 3, 2025 to October 10, 2025	6.A. BGLH Guarantee Holders	Up to 111,713.18 REIT Shares (corresponds to up to 111,611.10 BGLH units as of the date of this Agreement)	Amount for which BGLH determines that the BGLH units held by such BGLH Guarantee Holder corresponding to a single REIT Share are redeemable pursuant to the BGLH Guarantee Obligations (set forth on Schedule I hereto), but in no event to exceed the price that BGLH determines is implied for a single REIT Share by the following: the USD Equivalent of €139.67 per BGLH unit, less (i) prior distributions made of USD $0.55 per BGLH unit, less (ii) the amount of all distributions made following the date of this Agreement in respect of the corresponding BGLH unit to the current or any former holder of such BGLH unit[3]	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities

Amount for which BGLH determines that all BGLH units held by such BGLH Guarantee Holders corresponding to the applicable number of REIT Shares are redeemable pursuant to the BGLH Guarantee Obligations (set forth on Schedule I hereto), but in no event to exceed the price that BGLH determines is implied for all REIT Shares that are Put Securities during this Put Exercise Window by the following: USD Equivalent of €15,588,969 for 111,611.10 BGLH units held by BGLH Guarantee Holders, such amount for such BGLH units to be measured after settling the distribution rights of the Class C units of BGLH corresponding to such units, less (i) prior distributions made of USD $61,061, less (ii) the amount of all distributions made following the date of this Agreement in respect of the corresponding BGLH units to the current or any former holders of such BGLH units

	6.B. Lineage REIT	Up to 111,713.18 Lineage OP Units	Same price as that paid for 6.A. above	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities	Same as that for 6.A. above
	6.C. Lineage OP	Up to 111,713.18 Lineage Holdings Units	Same price as that paid for 6.A. above	N/A	N/A – Top-Up Securities are not available for these securities	N/A – Top-Up Cash is not available for these securities	Same as that for 6.A. above

[3]	“USD Equivalent” references with respect to Euros herein are calculated as follows:

The Euro-to-United-States-Dollar exchange rate will be deemed to equal the Euro-to-United-States-Dollar closing spot exchange rate as reported by WM/Reuters (or, if such rate is not available, such other similar exchange rate report as BGLH selects in its sole discretion) on the Business Day immediately preceding October 3, 2025 (in each case as determined by BGLH).

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York, New York are authorized by law to close

SCHEDULE I

BGLH GUARANTEE OBLIGATIONS

Put Exercise Window	BGLH Guarantee Obligations
September 1, 2024 to October 16, 2024

8.08(k) Special Class A-19 Right. On September 1, 2024, if any Class A-19 Unit remains outstanding and the Class A-19 Unit FMV plus the amount of all distributions theretofore made in respect of such Class A-19 Unit to the current or any former holder of such Class A-19 Unit is not equal to at least such amount per Class A-19 Unit as would result in an aggregate value to the holder thereof of at least the Class A-19 Target Amount per Class A-19 Unit after deducting the Class C distribution amount that would be paid upon a redemption of such Class A-19 Unit as of such date, then by delivery of written notice thereof to the Managing Member not later than October 16, 2024, each holder of Class A-19 Units shall have the one-time right to provide written notice to the Managing Member (a “Class A-19 Election Notice”) requiring BGLH to either (x) purchase, in accordance with this Section 8.08(k), all or any portion of the Class A-19 Units held by such holder, at a per unit redemption price (the “Class A-19 Unit Redemption Price”) (paid as described below) equal to the greater of (i) (A) such amount per Class A-19 Unit as would result in a redemption payment per Class A-19 Unit to such holder (after deducting the Class C distribution amount that would paid upon such redemption) of the Class A-19 Target Amount less (B) the amount of all distributions theretofore made in respect of such Class A-19 Unit to the current or any former holder of such Class A-19 Unit and (ii) the Class A-19 Unit FMV as of date of the Class A-19 Election Notice (any election pursuant to this clause (x), a “Class A-19 Redemption Election”) or (y) pay, in accordance with this Section 8.08(k), to such holder an amount per Class A-19 Unit held by such holder equal to (i) the Class A-19 Target Amount less (ii) the Class A-19 Unit FMV less (iii) the amount of all distributions theretofore made in respect of such Class A-19 Unit to the current or any former holder of such Class A-19 Unit, which payment obligation shall be satisfied by, at the election of such holder, (A) a cash payment, (B) the issuance of new Class A Units (of such new or existing Sub-Class as determined by the Managing Member in its sole discretion) to such holder, with each such Class A Unit for this purposes being deemed to have a value equal to the Class A-19 Unit FMV or (C) any combination of the foregoing (i.e., part cash and part new Class A Units); provided that the issuance of any such Class A Units pursuant to this Section 8.08(k) shall be subject to the Managing Member’s determination that such holder meets requisite eligibility criteria (any election pursuant to this clause (y), a “Class A-19 Top-Up Election”). The redemption of such Class A-19 Units pursuant to a Class A-19 Redemption Election or the payment pursuant to a Class A-19 Top-Up Election, as applicable, will occur on or prior to the 60th day following the date on which BGLH has received the applicable Class A-19 Election Notice, or if such day is not a Business Day then on the first Business Day thereafter (such date, the “Class A-19 Payment Date”). Each party shall pay the fees and expenses of its own attorneys, accountants and advisors in connection with the transactions contemplated by this Section 8.08(k). At the written request of a holder of Class A-19 Units, in order to assist such holder in determining whether to exercise the rights in this Section 8.08(k), the Managing Member shall provide such holder with a calculation of the Class A-19 Unit FMV. “Class A-19 Target Amount” shall mean an amount per Class A-19 Unit equal to $119.39.

(i)   Class A-19 Redemption Elections. If the Class A-19 Unit Redemption Price in respect of any Class A-19 Redemption Election is the amount set forth in the foregoing clause (x)(i), then: (1) the redemption payment to the holder of each Class A-19 Unit being redeemed in respect of such Class A-19 Redemption Election will be the full amount that would result in a redemption payment for such Class A-19 Unit to the holder thereof (after deducting the Class C distribution amount that would paid upon such redemption) of the Class A-19 Target Amount, less the amount of all distributions theretofore made in respect of such Class A-19 Unit to the current or any former holder of such Class A-19 Unit; and (2) the holder of the Class C Units will be paid by BGLH the amount that the holder of Class C Units would receive in a liquidation of BGLH if the Class A-19 Unit FMV of the Class A-19 Units on the date of the Class A-19 Election Notice constituted the entire value of the LLC and such Class A-19 Units and Class C Units constituted the only Units of BGLH (which payment may be made in cash or through the reclassification of Class C Unit capital account balance amounts into new Class B Units with equivalent value, at the option of the holder of Class C Units). If the Class A-19 Unit Redemption Price in respect of any Class A-19 Redemption Election is the amount set forth in the foregoing clause (x)(ii), then: (1) the redemption payment to the holder of each Class A-19 Unit being redeemed in respect of such Class A-19 Redemption Election will be the amount that the holder of such Class A-19 Unit would receive in respect of such Class A-19 Unit in a liquidation of BGLH if the amount equal to the product of the number of outstanding Class A-19 Units and the

Put Exercise Window	BGLH Guarantee Obligations

     Class A-19 Unit FMV on the date of the Class A-19 Election Notice constituted the entire value of the LLC and such Class A-19 Units and Class C Units constituted the only Units of BGLH; and (2) the holder of the Class C Units will be paid by BGLH the amount that the holder of Class C Units would receive in a liquidation of BGLH if the amount equal to the product of the number of outstanding Class A-19 Units and the Class A-19 Unit FMV on the date of the Class A-19 Election Notice constituted the entire value of the LLC and such Class A-19 Units and Class C Units constituted the only Units of BGLH (which payment may be made in cash or through the reclassification of Class C Unit capital account balance amounts into new Class B Units with equivalent value, at the option of the holder of Class C Units). The Class A-19 Election Notice in respect of any Class A-19 Redemption Election shall set forth the number of Class A-19 Units held by the applicable holder of Class A-19 Units that such holder elects to redeem. With respect to any Class A-19 Redemption Election, BGLH shall cause the Class A-19 Unit Redemption Price to be paid (in the proportions and manner set forth above) for each redeemed Class A-19 Unit in cash and, if applicable, for the Class C Units in cash or in kind, on the Class A-19 Payment Date, provided that each holder of Class A-19 Units being redeemed has represented and warranted to BGLH and the Managing Member as of the Class A-19 Payment Date that it holds title to such Class A-19 Units free and clear of any liens and encumbrances. BGLH’s obligations pursuant to this Section 8.08(k) ultimately reside with the Lineage Entities and may be honored by any Lineage Entity or any other Person approved by a Lineage Entity and the Managing Member each in their sole discretion, but in no event shall any such change in obligor relieve BGLH of any obligation under this Section 8.08(k) to cause the Class A-19 Unit Redemption Price to be paid to the redeeming Class A-19 Unit holders on the Class A-19 Payment Date.

(ii)   Class A-19 Top-Up Elections. Payments (whether paid in cash or in Units) pursuant to a Class A-19 Top-Up Election in respect of any Class A-19 Unit shall be treated as advances against, and thereby reduce by a like amount, future distributions in respect of such Class A-19 Unit.

(iii)    Class A-19 Payments. Notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in cash required under this Section 8.08(k) may be effected through: (A) Class A-19 Unit redemptions by BGLH in exchange for in-kind distributions of REIT Shares, followed by repurchases of such REIT Shares by Lineage REIT for cash in the amounts set forth in this Section 8.08(k); or (B) any other structure that the Managing Member or BGLH deems appropriate. Further, notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in Units required under this Section 8.08(k) may be effected through the delivery of REIT Shares and in connection with any such deliveries, the amount the holder of Class C Units receives will be adjusted to account for the delivery of REIT Shares rather than Units.

“Class A-19 Unit” means BGLH units designated as Class A-19 Units.

“Class A-19 Unit FMV” means the fair market value of each Class A-19 Unit as determined in good faith by the Managing Member based on the 20-Trading-Day Trailing VWAP for the REIT Shares immediately prior to the applicable date of determination.

“Class C” or “Class C Units” means BGLH units designated as Class C Units.

“Managing Member” means Bay Grove Management Company, LLC in its capacity as managing member of BGLH.

“Class A Units” means BGLH units designated as Class A Units.

“Lineage Entity” means Lineage REIT, Lineage OP, Lineage Holdings and their respective direct and indirect subsidiaries.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, governmental authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Units” means BGLH units of any class.

Put Exercise Window	BGLH Guarantee Obligations

November 1, 2024 to December 16, 2024

2.3   Top-Up Election. On November 1, 2024, if the Investor holds any New Unit that remains outstanding and the Class A-20 Unit FMV (as defined below) plus the amount of all distributions theretofore made in respect of such New Unit to the current or any former holder of such New Unit is not equal to at least such amount per New Unit as would result in an aggregate value to the holder thereof of at least equal to $113.10 (the “Class A-20 Target Amount”) per New Unit after deducting the Class C distribution that would be paid upon a redemption of such New Unit as of such date, then by delivery of written notice thereof to the Managing Member not later than December 16, 2024, the Investor shall have the one-time right to provide written notice to the Managing Member requiring BGLH to pay, in accordance with this Section 2.3, to the Investor an amount per New Unit held by the Investor equal to (i) the Class A-20 Target Amount less (ii) the Class A-20 Unit FMV less (iii) the amount of all distributions theretofore made in respect of such New Unit to the current or any former holder of such New Unit, which payment obligation shall be satisfied by, at the election of the Investor, (A) a cash payment, (B) the issuance of new Class A Units (of such new or existing Sub-Class as determined by the Managing Member in its sole discretion) to such holder, with each such Class A Unit for this purposes being deemed to have a value equal to the Class A-20 Unit FMV or (C) any combination of the foregoing (i.e., part cash and part new Class A Units); provided that the issuance of any such Class A Units pursuant to this Section 2.3 shall be subject to the Managing Member’s determination that the Investor meets requisite eligibility criteria (any such written notice of such election, the “Top-Up Election”). The payment pursuant to a Top-Up Election will occur on the 60th day following the date on which BGLH has received the Top-Up Election, or if such day is not a Business Day then on the first Business Day thereafter. Payments (whether paid in cash or in Units) pursuant to a Top-Up Election in respect of any New Unit shall be treated as advances against, and thereby reduce by a like amount, future distributions in respect of such New Unit. Each party shall pay the fees and expenses of its own attorneys, accountants and advisors in connection with the transactions contemplated by this Section 2.3. At the written request of the Investor, in order to assist the Investor in determining whether to exercise the rights in this Section 2.3, the Managing Member shall provide the Investor with a calculation of the Class A-20 Unit FMV. “Class A-20 Unit FMV” the fair market value of each Class A-20 Unit as determined in good faith by the Managing Member based on the 20-Trading-Day Trailing VWAP for the REIT Shares immediately prior to the applicable date of determination.

“Class A Units” means BGLH units designated as Class A Units.

“Class A-20 Unit” means BGLH units designated as Class A-20 Units.

“Class C” or “Class C Units” means BGLH units designated as Class C Units.

“Investor” means the BGLH Guarantee Holder holding the Class A-20 Units to which the rights in this provision apply.

“Managing Member” means Bay Grove Management Company, LLC in its capacity as managing member of BGLH.

“New Units” means the Class A-20 Units held by the BGLH Guarantee Holder to which the rights in this provision apply.

“Units” means BGLH units of any class.

June 1, 2025 to June 6, 2025

8.08(m) Special Class A-22 Right.

(ii)   If at any time prior to June 1, 2025 BGLH is preparing to consummate an Exit Transaction and the Class A-22 Units are not otherwise then redeemable within 45 days for cash in an amount that would result in aggregate value paid to the holders thereof (on a pro rata basis) of at least the Class A-22 Target Amount (assuming for this purpose that all Class A-22 Units issued on June 1, 2022 are still outstanding and are redeemed pursuant to this Section 8.08(m)(ii), and if less than all Class A-22 Units are still outstanding or are redeemed pursuant to this Section 8.08(m)(ii), then solely a pro rata portion of the Class A-22 Target Amount) after payment of the Class C distribution amount that would be paid upon such repurchase, then BGLH shall give notice (a “Class A-22 Unit FMV Notice”) to the holders of the Class A-22 Units of the anticipated calculation of the Class A-22 Unit FMV as of such event. Each holder of outstanding Class A-22 Units shall have until 6:00 pm Pacific time on the fifth Business Day following the date of such Class A-22 Unit FMV Notice from BGLH to deliver written notice to the Managing Member specifying which of the Class A-22 Units held by such holder such holder elects to have repurchased at a price per Class A-22 Unit as would result in aggregate value paid to the holders thereof (on a pro rata basis) of the Class A-22 Target Amount (assuming for this purpose that all Class A-22

Put Exercise Window	BGLH Guarantee Obligations

     Units issued on June 1, 2022 are still outstanding and are redeemed pursuant to this Section 8.08(m)(ii), and if less than all Class A-22 Units are still outstanding or are redeemed pursuant to this Section 8.08(m)(ii), then solely a pro rata portion of the Class A-22 Target Amount) after payment of the Class C distribution amount that would be paid upon such repurchase; provided that in the event that any such holder fails to provide such written notice by 6:00 pm Pacific time on such fifth Business Day, such holder will be deemed for all purposes to have made a timely election to have none of such holder’s Class A-22 Units repurchased by BGLH pursuant to this Section 8.08(m)(ii). Notwithstanding anything to the contrary in this Agreement, in the event an Exit Transaction is for less than all of the Units or assets or business of BGLH, the right in this Section 8.08(m)(ii) will only be exercisable with respect to the same proportion of the Class A-22 Units as the proportion of all Units or assets or business of BGLH to be sold in such Exit Transaction. The repurchase of such Class A-22 Units pursuant to this Section 8.08(m)(ii) will occur on or prior to the 60th day after the end of such election period, or if such 60th day is not a Business Day then on or prior to the first Business Day thereafter; provided that each holder of Class A-22 Units being repurchased pursuant to this Section 8.08(m)(ii) shall, as a condition of such repurchase, represent and warrant to BGLH (or other applicable purchaser) and the Managing Member as of the date of such repurchase that such holder holds title to such Class A-22 Units free and clear of any liens and encumbrances.

(iii)    If on June 1, 2025 (A) any Class A-22 Units are outstanding and (B) there is no then outstanding Class A-22 Unit FMV Notice pursuant to Section 8.08(m)(ii) with respect to all of the outstanding Class A-22 Units, then BGLH shall give notice to the holders of the Class A-22 Units of the calculation of the Class A-22 Unit FMV as of such date, and the terms of Section 8.08(m)(ii) shall apply as if BGLH had delivered a Class A-22 Unit FMV Notice to such holders with respect to 100% of the Units or assets or business of BGLH on the date of such notice.

(iv)  If prior to June 1, 2025 BGLH completes any transaction (other than an Exit Transaction in connection with which all of the outstanding Class A-22 Units are subject to repurchase) pursuant to which the Class A-22 Units are exchanged, converted or otherwise transferred for interests other than Class A-22 Units, then BGLH shall afford the holders of Class A-22 Units such rights applicable to such new interests (other than any such new interests corresponding to Class A-22 Units that in the case of an Exit Transaction, were repurchased pursuant to Section 8.08(m)(ii) in connection with such Exit Transaction) as provide the holders of the Class A-22 Units with the benefit of their economic bargain pursuant to this Section 8.08(m) in respect of the exchanged, converted or transferred Class A-22 Units.

(v)    Upon the repurchase of any Class A-22 Units pursuant to Section 8.08(m)(ii) or Section 8.08(m)(iii), the holder of the Class C Units will be paid by BGLH the amount that the holder of such Class C Units would receive in a liquidation of BGLH if (A) the aggregate value of such Class A-22 Units was equal to the lesser of (1) such amount as would result in aggregate current and prior distributions and payments to the holders thereof of at least the Class A-22 Target Amount (assuming for this purpose that all Class A-22 Units issued on June 1, 2022 are still outstanding and are so redeemed, and if less than all Class A-22 Units are still outstanding or are so redeemed, then solely a pro rata portion of the Class A-22 Target Amount), exclusive of any distributions to the holder of the Class C Units made in connection therewith, and (2) the Class A-22 Unit FMV per Class A-22 Unit being repurchased; (B) the aggregate value of such Class A-22 Units constituted the entire value of BGLH and (C) such Class A-22 Units and Class C Units constituted the only units of BGLH (which payment may be made in cash or through the reclassification of such Class C Unit capital account balance amounts into new Class B Units with equivalent value, at the option of the holder of Class C Units).

(vi)  Subject to Section 8.08(m)(v), BGLH shall pay (or cause to be paid) the applicable purchase price for any Class A-22 Unit repurchased pursuant to this Section 8.08(m) in cash, unless otherwise agreed by BGLH and the holder of such Class A-22 Unit. BGLH’s obligations pursuant to this Section 8.08(m) ultimately reside with the Lineage Entities and may be honored by any Lineage Entity or any other Person approved by a Lineage Entity and the Managing Member each in their sole discretion, but in no event shall any such change in obligor relieve BGLH of any obligation under this Section 8.08(m) to cause the purchase price for any Class A-22 Unit repurchased pursuant to this Section 8.08(m) to be paid to the respective selling Class A-22 Unit holders and holder of the Class C Units as set forth in this Section 8.08(m) on the applicable repurchase date as provided in this Section 8.08(m).

Put Exercise Window	BGLH Guarantee Obligations

(vii)   Each party shall pay the fees and expenses of its own attorneys, accountants and advisors in connection with the transactions contemplated by this Section 8.08(m).

(viii)   Class A-22 Payments. Notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in cash required under this Section 8.08(m) may be effected through: (A) Class A-22 Unit redemptions by BGLH in exchange for in-kind distributions of REIT Shares, followed by repurchases of such REIT Shares by Lineage REIT for cash in the amounts set forth in this Section 8.08(m); or (B) any other structure that the Managing Member or BGLH deems appropriate. Further, notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in Units required under this Section 8.08(m) may be effected through the delivery of REIT Shares and in connection with any such deliveries, the amount the holder of Class C Units receives will be adjusted to account for the delivery of REIT Shares rather than Units.

The rights of the holders of Class A-22 Units pursuant to this Section 8.08(m) are personal to the original holders of such Class A-22 Units and are not transferable to (and therefore may not be exercised by) any other Person (other than a Person to whom Class A-22 Units are properly transferred pursuant to a permitted transfer) subsequently acquiring such Class A-22 Units. Upon any transfer of less than all of the Class A-22 Units, the provisions of this Section 8.08(m) shall apply solely to those Class A-22 Units then held by the original holders thereof (and to those held by any Person(s) to whom Class A-22 Units are properly transferred pursuant to a permitted transfer) and the Managing Member may interpret this Section 8.08(m) in a proportionate manner such that the Class A-22 Units remaining with their original holders (and those Class A-22 Units remaining with any Person(s) to whom Class A-22 Units are properly transferred pursuant to a permitted transfer) each individually receive the same benefit (and not more than the same benefit) they would receive absent any transfer of any other Class A-22 Units. For the purpose of any transfer of Class A-22 Units, it is agreed that the Managing Member will be deemed to be reasonable in withholding its consent to any transfer of Class A-22 Units that would cause the total number of holders of Class A-22 Units to exceed 30.

“Class A-22 Target Amount” means (1) an amount equal to a 13% per annum rate of return, compounded annually, on the aggregate initial Capital Contributions made by each Member acquiring Class A-22 Units on the initial issuance date thereof, computed from such issuance date through the earlier to occur of (i) the date of repurchase in accordance with Section 8.08(m)(ii), 8.08(m)(iii) or 8.08(m)(iv), as applicable, and (ii) June 1, 2025; less (2) the amount of all distributions and payments (including any payments upon repurchase or transfer) theretofore made in respect of all Class A-22 Units to the current or any former holders of such Class A-22 Units.

“Class A-22 Units” means BGLH units designated as Class A-22 Units.

“Class A-22 Unit FMV” means the fair market value of each Class A-22 Unit as determined in good faith by the Managing Member based on the 20-Trading-Day Trailing VWAP for the REIT Shares immediately prior to the applicable date of determination.

“Class B Units” means BGLH units designated as Class B Units.

“Class C” or “Class C Units” means BGLH units designated as Class C Units.

“Exit Transaction” means certain sale and change of control transactions that do not include the initial public offering of the common stock of Lineage REIT.

“Lineage Entities” means Lineage REIT, Lineage OP, Lineage Holdings and their respective direct and indirect subsidiaries.

“Managing Member” means Bay Grove Management Company, LLC in its capacity as managing member of BGLH.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, governmental authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Units” means BGLH units of any class.

Put Exercise Window	BGLH Guarantee Obligations
September 1, 2025 to September 8, 2025

8.08(o) Special Class A-24 Right.

(ii)   If at any time prior to September 1, 2025 BGLH is preparing to consummate an Exit Transaction and the Class A-24 Units are not otherwise then redeemable within 45 days for cash in an amount that would result in aggregate value paid to the holders thereof (on a pro rata basis) of at least the Class A-24 Target Amount (assuming for this purpose that all Class A-24 Units issued on September 1, 2022 are still outstanding and are redeemed pursuant to this Section 8.08(o)(ii), and if less than all Class A-24 Units are still outstanding or are redeemed pursuant to this Section 8.08(o)(ii), then solely a pro rata portion of the Class A-24 Target Amount) after payment of the Class C distribution amount that would be paid upon such repurchase, then BGLH shall give notice (a “Class A-24 Unit FMV Notice”) to the holders of the Class A-24 Units of the anticipated calculation of the Class A-24 Unit FMV as of such event. Each holder of outstanding Class A-24 Units shall have until 6:00 pm Pacific time on the fifth Business Day following the date of such Class A-24 Unit FMV Notice from BGLH to deliver written notice to the Managing Member specifying which of the Class A-24 Units held by such holder such holder elects to have repurchased at a price per Class A-24 Unit as would result in aggregate value paid to the holders thereof (on a pro rata basis) of the Class A-24 Target Amount (assuming for this purpose that all Class A-24 Units issued on September 1, 2022 are still outstanding and are redeemed pursuant to this Section 8.08(o)(ii), and if less than all Class A-24 Units are still outstanding or are redeemed pursuant to this Section 8.08(o)(ii), then solely a pro rata portion of the Class A-24 Target Amount) after payment of the Class C distribution amount that would be paid upon such repurchase; provided that in the event that any such holder fails to provide such written notice by 6:00 pm Pacific time on such fifth Business Day, such holder will be deemed for all purposes to have made a timely election to have none of such holder’s Class A-24 Units repurchased by BGLH pursuant to this Section 8.08(o)(ii). Notwithstanding anything to the contrary in this Agreement, in the event an Exit Transaction is for less than all of the Units or assets or business of BGLH, the right in this Section 8.08(o)(ii) will only be exercisable with respect to the same proportion of the Class A-24 Units as the proportion of all Units or assets or business of BGLH to be sold in such Exit Transaction. The repurchase of such Class A-24 Units pursuant to this Section 8.08(o)(ii) will occur on or prior to the 60th day after the end of such election period, or if such 60th day is not a Business Day then on or prior to the first Business Day thereafter; provided that each holder of Class A-24 Units being repurchased pursuant to this Section 8.08(o)(ii) shall, as a condition of such repurchase, represent and warrant to BGLH (or other applicable purchaser) and the Managing Member as of the date of such repurchase that such holder holds title to such Class A-24 Units free and clear of any liens and encumbrances.

(iii)    If on September 1, 2025 (A) any Class A-24 Units are outstanding and (B) there is no then outstanding Class A-24 Unit FMV Notice pursuant to Section 8.08(o)(ii), then BGLH shall give notice to the holders of the Class A-24 Units of the calculation of the Class A-24 Unit FMV as of such date, and the terms of Section 8.08(o)(ii) shall apply as if BGLH had delivered a Class A-24 Unit FMV Notice to such holders with respect to 100% of the Units or assets or business of BGLH on the date of such notice.

(iv)  If prior to September 1, 2025 BGLH completes any transaction (other than an Exit Transaction) pursuant to which the Class A-24 Units are exchanged, converted or otherwise transferred for interests other than Class A-24 Units, then BGLH shall afford the holders of Class A-24 Units such rights applicable to such new interests as provide the Class A-24 Units with the benefit of their economic bargain pursuant to this Section 8.08(o) in respect of the exchanged, converted or transferred Class A-24 Units.

(v)    Upon the repurchase of any Class A-24 Units pursuant to Section 8.08(o)(ii) or Section 8.08(o)(iii), the holder of the Class C Units will be paid by BGLH the amount that the holder of such Class C Units would receive in a liquidation of BGLH if (A) the aggregate value of such Class A-24 Units was equal to the lesser of (1) such amount as would result in aggregate current and prior distributions and payments to the holders thereof of at least the Class A-24 Target Amount (assuming for this purpose that all Class A-24 Units issued on September 1, 2022 are still outstanding and are so redeemed, and if less than all Class A-24 Units are still outstanding or are so redeemed, then solely a pro rata portion of the Class

Put Exercise Window	BGLH Guarantee Obligations

     A-24 Target Amount), exclusive of any distributions to the holder of the Class C Units made in connection therewith, and (2) the Class A-24 Unit FMV per Class A-24 Unit being repurchased; (B) the aggregate value of such Class A-24 Units constituted the entire value of BGLH and (C) such Class A-24 Units and Class C Units constituted the only units of BGLH (which payment may be made in cash or through the reclassification of such Class C Unit capital account balance amounts into new Class B Units with equivalent value, at the option of the holder of Class C Units).

(vi)  Subject to Section 8.08(o)(v), BGLH shall pay (or cause to be paid) the applicable purchase price for any Class A-24 Unit repurchased pursuant to this Section 8.08(o) in cash, unless otherwise agreed by BGLH and the holder of such Class A-24 Unit. BGLH’s obligations pursuant to this Section 8.08(o) ultimately reside with the Lineage Entities and may be honored by any Lineage Entity or any other Person approved by a Lineage Entity and the Managing Member each in their sole discretion, but in no event shall any such change in obligor relieve BGLH of any obligation under this Section 8.08(o) to cause the purchase price for any Class A-24 Unit repurchased pursuant to this Section 8.08(o) to be paid to the respective selling Class A-24 Unit holders and holder of the Class C Units as set forth in this Section 8.08(o) on the applicable repurchase date as provided in this Section 8.08(o).

(vii)   Each party shall pay the fees and expenses of its own attorneys, accountants and advisors in connection with the transactions contemplated by this Section 8.08(o).

(viii)   Class A-24 Payments. Notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in cash required under this Section 8.08(o) may be effected through: (A) Class A-24 Unit redemptions by BGLH in exchange for in-kind distributions of REIT Shares, followed by repurchases of such REIT Shares by Lineage REIT for cash in the amounts set forth in this Section 8.08(o); or (B) any other structure that the Managing Member or BGLH deems appropriate. Further, notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in Units required under this Section 8.08(o) may be effected through the delivery of REIT Shares and in connection with any such deliveries, the amount the holder of Class C Units receives will be adjusted to account for the delivery of REIT Shares rather than Units.

The rights of the holders of Class A-24 Units pursuant to this Section 8.08(o) are personal to the original holders of such Class A-24 Units and are not transferable to (and therefore may not be exercised by) any other Person (other than a Person to whom Class A-24 Units are properly transferred pursuant to a permitted transfer) subsequently acquiring such Class A-24 Units. Upon any transfer of less than all of the Class A-24 Units, the provisions of this Section 8.08(o) shall apply solely to those Class A-24 Units then held by the original holders thereof (and to those held by any Person(s) to whom Class A-24 Units are properly transferred pursuant to a permitted transfer) and the Managing Member may interpret this Section 8.08(o) in a proportionate manner such that the Class A-24 Units remaining with their original holders (and those Class A-24 Units remaining with any Person(s) to whom Class A-24 Units are properly transferred pursuant to a permitted transfer) each individually receive the same benefit (and not more than the same benefit) they would receive absent any transfer of any other Class A-24 Units. For the purpose of any transfer of Class A-24 Units, it is agreed that the Managing Member will be deemed to be reasonable in withholding its consent to any transfer of Class A-24 Units that would cause the total number of holders of Class A-24 Units to exceed 30.

“Class A-24 Target Amount” means (1) the United States Dollar equivalent of 175 million Canadian Dollars less (2) the amount of all distributions and payments (including any payments upon repurchase or transfer) theretofore made in respect of all Class A-24 Units to the current or any former holders of such Class A-24 Units. The Canadian-Dollar-to-United-States-Dollar exchange rate will be deemed to equal the average Canadian-Dollar-to-United-States-Dollar closing spot exchange rate for the 30 Business Days immediately preceding the applicable date for which or as of which the calculation is made (as determined by the Managing Member), as reported by WM/Reuters (or, if such rate is not available, such other similar exchange rate report as the Managing Member selects in its sole discretion).

“Class A-24 Units” means BGLH units designated as Class A-24 Units.

Put Exercise Window	BGLH Guarantee Obligations

“Class A-24 Unit FMV” means the fair market value of each Class A-24 Unit as determined in good faith by the Managing Member based on the 20-Trading-Day Trailing VWAP for the REIT Shares immediately prior to the applicable date of determination.

“Class B Units” means BGLH units designated as Class B Units.

“Class C” or “Class C Units” means BGLH units designated as Class C Units.

“Exit Transaction” means certain sale and change of control transactions that do not include the initial public offering of the common stock of Lineage REIT. “Lineage Entities” means Lineage REIT, Lineage OP, Lineage Holdings and their respective direct and indirect subsidiaries.

“Managing Member” means Bay Grove Management Company, LLC in its capacity as managing member of BGLH.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, governmental authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Units” means BGLH units of any class.

October 3, 2025 to October 10, 2025

8.08(n) Special Class A-23 Right.

(ii)   If at any time prior to October 3, 2025 BGLH is preparing to consummate an Exit Transaction and the Class A-23 Units are not otherwise then redeemable within 45 days for cash in an amount that would result in aggregate value paid to the holders thereof (on a pro rata basis) of at least the Class A-23 Target Amount (assuming for this purpose that (1) the Euro-to-United-States-Dollar exchange rate for the Class A-23 Target Amount was determined on the date on which BGLH approved the Exit Transaction and (2) all Class A-23 Units issued on October 3, 2022 are still outstanding and are redeemed pursuant to this Section 8.08(n)(ii), and if less than all Class A-23 Units are still outstanding or are redeemed pursuant to this Section 8.08(n)(ii), then solely a pro rata portion of the Class A-23 Target Amount) after payment of the Class C distribution amount that would be paid upon such repurchase, then BGLH shall give notice (a “Class A-23 Unit FMV Notice”) to the holders of the Class A-23 Units of the anticipated calculation of the Class A-23 Unit FMV as of such event. Each holder of outstanding Class A-23 Units shall have until 6:00 pm Pacific time on the fifth Business Day following the date of such Class A-23 Unit FMV Notice from BGLH to deliver written notice to the Managing Member specifying which of the Class A-23 Units held by such holder such holder elects to have repurchased at a price per Class A-23 Unit as would result in aggregate value paid to the holders thereof (on a pro rata basis) of the Class A-23 Target Amount (assuming for this purpose that all Class A-23 Units issued on October 3, 2022 are still outstanding and are redeemed pursuant to this Section 8.08(n)(ii), and if less than all Class A-23 Units are still outstanding or are redeemed pursuant to this Section 8.08(n)(ii), then solely a pro rata portion of the Class A-23 Target Amount) after payment of the Class C distribution amount that would be paid upon such repurchase; provided that in the event that any such holder fails to provide such written notice by 6:00 pm Pacific time on such fifth Business Day, such holder will be deemed for all purposes to have made a timely election to have none of such holder’s Class A-23 Units repurchased by BGLH pursuant to this Section 8.08(n)(ii). Notwithstanding anything to the contrary in this Agreement, in the event an Exit Transaction is for less than all of the Units or assets or business of BGLH, the right in this Section 8.08(n)(ii) will only be exercisable with respect to the same proportion of the Class A-23 Units as the proportion of all Units or assets or business of BGLH to be sold in such Exit Transaction. The repurchase of such Class A-23 Units pursuant to this Section 8.08(n)(ii) will occur on or prior to the 60th day after the end of such election period, or if such 60th day is not a Business Day then on or prior to the first Business Day thereafter; provided that each holder of Class A-23 Units being repurchased pursuant to this Section 8.08(n)(ii) shall, as a condition of such repurchase, represent and warrant to BGLH (or other applicable purchaser) and the Managing Member as of the date of such repurchase that such holder holds title to such Class A-23 Units free and clear of any liens and encumbrances.

Put Exercise Window	BGLH Guarantee Obligations

(iii)    If on October 3, 2025 (A) any Class A-23 Units are outstanding and (B) there is no then outstanding Class A-23 Unit FMV Notice pursuant to Section 8.08(n)(ii) with respect to all of the outstanding Class A-23 Units, then BGLH shall give notice to the holders of the Class A-23 Units of the calculation of the Class A-23 Unit FMV as of such date, and the terms of Section 8.08(n)(ii) shall apply as if BGLH had delivered a Class A-23 Unit FMV Notice to such holders with respect to 100% of the Units or assets or business of BGLH on the date of such notice.

(iv)  If prior to October 3, 2025 BGLH completes any transaction (other than an Exit Transaction in connection with which all of the outstanding Class A-23 Units are subject to repurchase) pursuant to which the Class A-23 Units are exchanged, converted or otherwise transferred for interests other than Class A-23 Units, then BGLH shall afford the holders of Class A-23 Units such rights applicable to such new interests (other than any such new interests corresponding to Class A-23 Units that in the case of an Exit Transaction, were repurchased pursuant to Section 8.08(n)(ii) in connection with such Exit Transaction) as provide the holders of the Class A-23 Units with the benefit of their economic bargain pursuant to this Section 8.08(n) in respect of the exchanged, converted or transferred Class A-23 Units.

(v)    Upon the repurchase of any Class A-23 Units pursuant to Section 8.08(n)(ii) or Section 8.08(n)(iii), the holder of the Class C Units will be paid by BGLH the amount that the holder of such Class C Units would receive in a liquidation of BGLH if (A) the aggregate value of such Class A-23 Units was equal to the lesser of (1) such amount as would result in aggregate current and prior distributions and payments to the holders thereof of at least the Class A-23 Target Amount (assuming for this purpose that all Class A-23 Units issued on October 3, 2022 are still outstanding and are so redeemed, and if less than all Class A-23 Units are still outstanding or are so redeemed, then solely a pro rata portion of the Class A-23 Target Amount), exclusive of any distributions to the holder of the Class C Units made in connection therewith, and (2) the Class A-23 Unit FMV per Class A-23 Unit being repurchased; (B) the aggregate value of such Class A-23 Units constituted the entire value of BGLH and (C) such Class A-23 Units and Class C Units constituted the only units of BGLH (which payment may be made in cash or through the reclassification of such Class C Unit capital account balance amounts into new Class B Units with equivalent value, at the option of the holder of Class C Units).

(vi)  Subject to Section 8.08(n)(v), BGLH shall pay (or cause to be paid) the applicable purchase price for any Class A-23 Unit repurchased pursuant to this Section 8.08(n) in cash, unless otherwise agreed by BGLH and the holder of such Class A-23 Unit. BGLH’s obligations pursuant to this Section 8.08(n) ultimately reside with the Lineage Entities and may be honored by any Lineage Entity or any other Person approved by a Lineage Entity and the Managing Member each in their sole discretion, but in no event shall any such change in obligor relieve BGLH of any obligation under this Section 8.08(n) to cause the purchase price for any Class A-23 Unit repurchased pursuant to this Section 8.08(n) to be paid to the respective selling Class A-23 Unit holders and holder of the Class C Units as set forth in this Section 8.08(n) on the applicable repurchase date as provided in this Section 8.08(n).

(vii)   Each party shall pay the fees and expenses of its own attorneys, accountants and advisors in connection with the transactions contemplated by this Section 8.08(n).

(viii)   Class A-23 Payments. Notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in cash required under this Section 8.08(n) may be effected through: (A) Class A-23 Unit redemptions by BGLH in exchange for in-kind distributions of REIT Shares, followed by repurchases of such REIT Shares by Lineage REIT for cash in the amounts set forth in this Section 8.08(n); or (B) any other structure that the Managing Member or BGLH deems appropriate. Further, notwithstanding anything to the contrary in this Agreement, at the election of the Managing Member or BGLH, any payments in Units required under this Section 8.08(n) may be effected through the delivery of REIT Shares and in connection with any such deliveries, the amount the holder of Class C Units receives will be adjusted to account for the delivery of REIT Shares rather than Units.

Put Exercise Window	BGLH Guarantee Obligations

The rights of the holders of Class A-23 Units pursuant to this Section 8.08(n) are personal to the original holders of such Class A-23 Units and are not transferable to (and therefore may not be exercised by) any other Person (other than a Person to whom Class A-23 Units are properly transferred pursuant to a permitted transfer) subsequently acquiring such Class A-23 Units. Upon any transfer of less than all of the Class A-23 Units, the provisions of this Section 8.08(n) shall apply solely to those Class A-23 Units then held by the original holders thereof (and to those held by any Person(s) to whom Class A-23 Units are properly transferred pursuant to a permitted transfer) and the Managing Member may interpret this Section 8.08(n) in a proportionate manner such that the Class A-23 Units remaining with their original holders (and those Class A-23 Units remaining with any Person(s) to whom Class A-23 Units are properly transferred pursuant to a permitted transfer) each individually receive the same benefit (and not more than the same benefit) they would receive absent any transfer of any other Class A-23 Units. For the purpose of any transfer of Class A-23 Units, it is agreed that the Managing Member will be deemed to be reasonable in withholding its consent to any transfer of Class A-23 Units that would cause the total number of holders of Class A-23 Units to exceed 30.

Notwithstanding anything to the contrary in this Section 8.08(n), the rights afforded to the holders of Class A-23 Units pursuant to this Section 8.08(n) are contingent on such holder’s continued employment by Lineage Holdings or its subsidiaries, including continued employment pursuant to a management agreement or consulting agreement between such holder and Lineage Holdings or its subsidiaries, and all rights pursuant to this Section 8.08(n) will automatically terminate and be of no force or effect (without further act or notice) upon any event that causes such employment to terminate, in each case other than a termination of such holder’s employment by Lineage Holdings or its subsidiaries without cause (as cause is defined in any employment or other service agreement between the holder of a Class A-23 Unit and Lineage Holdings or its subsidiaries or, if no such agreement exists or no such defined term exists then as determined by Lineage Holdings) or due to death or disability (as disability is defined in any employment agreement or other service agreement between the holder of a Class A-23 Unit and Lineage Holdings or its subsidiaries or, if no such agreement exists or no such defined term exists then as determined by Lineage Holdings).

“Class A-23 Target Amount” means (1) the United States Dollar equivalent of 15,588,969 Euros less (2) the amount of all distributions and payments (including any payments upon repurchase or transfer) theretofore made in respect of all Class A-23 Units to the current or any former holders of such Class A-23 Units. The Euro-to-United-States-Dollar exchange rate will be deemed to equal the Euro-to-United-States-Dollar closing spot exchange rate as reported by WM/Reuters (or, if such rate is not available, such other similar exchange rate report as the Managing Member selects in its sole discretion) (x) in the case of Section 8.08(n)(ii), on the Business Day immediately preceding the date on which the applicable Class A-23 Unit FMV Notice is delivered and (y) in the case of Section 8.08(n)(iii), on the Business Day immediately preceding October 3, 2025 (in each of the foregoing cases as determined by the Managing Member).

“Class A-23 Units” means BGLH units designated as Class A-23 Units.

“Class A-23 Unit FMV” means the fair market value of each Class A-23 Unit as determined in good faith by the Managing Member based on the 20-Trading-Day Trailing VWAP for the REIT Shares immediately prior to the applicable date of determination.

“Class B Units” means BGLH units designated as Class B Units.

“Class C” or “Class C Units” means BGLH units designated as Class C Units.

“Exit Transaction” means certain sale and change of control transactions that do not include the initial public offering of the common stock of Lineage REIT.

“Lineage Entities” means Lineage REIT, Lineage OP, Lineage Holdings and their respective direct and indirect subsidiaries.

“Managing Member” means Bay Grove Management Company, LLC in its capacity as managing member of BGLH.

“Person” means any natural person, corporation, partnership, limited liability company, firm, association, governmental authority or any other entity whether acting in an individual, fiduciary or other capacity.

“Units” means BGLH units of any class.